CHINA CENTURY DRAGON MEDIA, INC.

CHARTER OF THE AUDIT COMMITTEE

Adopted as of November 17, 2010

Section 1.              Purpose.

The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of China Century Dragon Media, Inc. (the "Company") is:

•
to assist the Board of Directors to fulfill its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s dissemination of accurate, timely and appropriate financial information to investors, shareholders, financial news organizations, and the public marketplace, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditors; and

•	to prepare the audit committee report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company’s annual proxy statement.

Section 2.              Membership.

(A)           The Committee shall consist of at least three directors.  The exact number of members shall be determined from time to time by the Board.

(B)           The members of the Committee shall meet the independence requirements imposed by any market or exchange on which the Company’s securities may be listed or quoted from time to time (the “Listing Standards”), and by SEC Rule 10A-3(b)(1), and shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations, and cash flow statement.  None of the members of the Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the three years immediately preceding becoming a member of the Committee.  At least one member of the Committee shall be a “financial expert,” as defined in Item 401 of Regulation S-K, and as determined by the Board.

(C)           The members of the Committee shall be appointed by a majority vote of the directors on the Board and shall serve until such member’s successor is duly appointed and qualified or until such member’s resignation or removal by a majority vote of the Board.

(D)           No member of the Committee may serve simultaneously on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair such director’s ability to serve effectively on the Committee and such determination is disclosed in the Company’s annual proxy statement.

Section 3.              Authority and Responsibilities.

The Committee’s function is not to replace the Company’s management and independent auditors, but rather one of oversight.  It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls, and it is the independent auditors’ responsibility to review and, when appropriate, audit these financial statements and internal controls.  The Committee recognizes that the financial management and independent auditors have more knowledge and information about the Company than do Committee members.  Consequently, in carrying out its oversight responsibilities, the Committee cannot provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the independent auditors’ work.  In carrying out its oversight responsibilities, the Committee shall undertake the activities and have the authority (in addition to any others that the Board may from time to time delegate to the Committee) as described in this Charter.

Section 4.              Relationship with Auditors.

(A)           The Committee shall have sole authority and be directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the work of the Company’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.  The Company’s independent auditors shall report directly to the Committee.

(B)           The Committee shall review and pre-approve (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the Committee, which are rendered to the Company by its independent auditors (including fees).

(C)           The Committee shall:

(i) if required by any applicable law or rule of an exchange or association on which the Company’s securities are traded, request from the independent auditors, at least annually, a written report describing: (a) the independent auditors’ internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(ii) if required by any applicable law or rule of an exchange or association on which the Company’s securities are traded, review and discuss with the independent auditors any relationships or services that may impact the objectivity and independence of the independent auditors; and

(iii) request from the independent auditors, at least annually, a written report describing all relationships between the independent auditors and the Company, including the matters covered by Independence Standards Board Standard 1 (to assess the independent auditors’ independence) and the PCAOB’s Rule 3526, “ETHICS AND INDEPENDENCE RULE 3526, COMMUNICATION WITH AUDIT COMMITTEES CONCERNING INDEPENDENCE” including any amendments or revisions thereto.

(D)          After reviewing the foregoing reports and the independent auditors’ work throughout the year, the Committee shall evaluate the independent auditors’ qualifications, performance and independence.  This evaluation shall include the review and evaluation of the lead partner(s) of the independent auditors.  In making its evaluation, the Committee may take into account the opinions of management and shall take appropriate action in response to the independent auditors’ report and the opinions of those the Committee consults to satisfy itself of the independent auditors’ independence and adequate performance.

(E)           The Committee should further consider whether, in order to assure the continuing independence of the independent auditors, there should be regular rotation of the lead audit partner (in addition to what may already be required by law or regulation).

(F)           The Committee shall establish hiring policies with respect to employees and former employees of the independent auditors.

Section 5.              Financial Reporting Process and Financial Statements.

(A)           The Committee shall meet regularly with management.  The Committee shall meet, at least annually, with the Company’s independent auditors in a private session.

(B)           The Committee shall review and discuss with management and the independent auditors on a quarterly basis prior to filing quarterly or annual financial statements: (i) the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K); (ii) the quarterly financial statements to be included in the Form 10-Q, (iii) the Company’s disclosures in the related "Management’s Discussion and Analysis of Financial Condition and Results of Operation" section; (iv) the Company’s disclosure controls and procedures (including any significant internal control deficiencies or material weaknesses and any changes implemented in light of material control deficiencies or weaknesses); and (v) any fraud or allegations of fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.  Press releases or similar communications to the public or government bodies or regulators regarding financial matters or management shall be reviewed and approved by the Audit Committee prior to issuance.

(C)           In connection with the annual audit and review by the independent auditors of the financial information included in the Company’s Quarterly Reports on Form 10-Q, the Committee shall, prior to the filing of the Form 10-K or 10-Q, as applicable, discuss with the independent auditors the results of their audit or review and the matters required to be discussed by Statement on Auditing Standards No. 114 (SAS 114) and PCAOB Rule 3526, as amended or supplemented.  In addition, the Chairman or his designee shall, before the quarterly earnings press releases are finalized, discuss with the independent auditors the results of their review of quarterly earnings press releases and the matters required to be discussed by SAS 114 and PCAOB Rule 3526.

(D)           The Committee shall request from the Company’s independent auditors timely reports concerning:

(i) major issues regarding accounting principles and financial statement presentations, including all critical accounting policies and practices and any changes in the selection or application of accounting principles;

(ii) all significant financial reporting issues and judgments, including critical accounting estimates and alternative treatments of financial information within the applicable generally accepted accounting principles that have been discussed with the management of the Company, the ramifications of the use of such alternative estimates or treatments, and the estimate/treatment preferred by the independent auditors;

(iii) the effect of regulatory or accounting initiatives, as well as off-balance sheet transactions, on the financial statements; and

(iv) any material written communications between the independent auditors and the management of the Company (such as any management letter or schedule of unadjusted differences).

(E)           The Committee shall review with the independent auditors any audit problems or difficulties encountered (including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management) and management’s response.  The Committee shall be responsible for the resolution of disagreements among the Company’s management and the independent auditors regarding financial reporting.

(F)           The Committee shall review with the independent auditors their annual audit plans and the degree of coordination of such plans.

(G)           Based on the above review and discussions, the Committee shall determine whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

(H)           The Committee shall prepare the report of the audit committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

(I)            The Committee shall periodically discuss with management the types of information to be disclosed and the types of presentation to be made in quarterly earnings press releases and with respect to financial information and earnings guidance, if any, provided to analysts and rating agencies or otherwise made public.

Section 6.              Risk Management.

(A)           The Committee shall discuss with management and the independent auditors the Company’s policies with respect to risk assessment and risk management.  This discussion should cover the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

(B)           The Committee shall review the Annual Report on Form 10-K and the annual proxy statement regarding officers’ expense accounts and perquisites and the results of any surveys of compliance with any business conduct policies of the Company.

(C)           The Committee shall determine the need for an internal audit function as the Company grows and changes, and shall have the right and responsibility to cause the Company to establish this function in the future.  Any future Chief Internal Auditor shall report directly to the Audit Committee.

Section 7.              Compliance with Laws, Regulations and Ethics Codes.

(A)           The Committee shall review with the Company’s general counsel, and other appropriate parties, as applicable, legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance policies and procedures, and any material reports received from or communications with regulators or government agencies.

(B)           The Committee shall review and pre-approve any related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in the Company’s securities, or adherence to standards of business conduct as required by the policies of the Company.

(C)           The Committee shall discuss and review with management, the Company’s general counsel, the independent auditors and other appropriate parties, as applicable, any proposed loan, advance of funds, transfer of funds, creation of debt or other liability, or similar transaction with a related party, including any entity in which a director or executive officer of the Company has a direct or indirect interest, prior to approving any such transaction, and no transaction shall be permitted to occur without prior written approval and authorization by the Committee.

(D)           The Committee shall (i) review requests for waivers from management regarding any code of conduct and ethics that the Company may adopt for the principal financial officer, principal accounting officer, controller or persons performing similar functions, and (ii) promptly disclose any waivers that are required by regulation or listing standards to be disclosed publicly.

(E)           The Committee shall oversee and regularly review the adequacy and performance of established procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and/or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Section 8.              Performance Evaluation.

The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Section 9.              Access to Advisors.

(A)           The Committee shall have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, without having to seek Board approval.

(B)           The Committee shall make determinations with respect to funding by the Company with respect to the payment of the Company’s independent auditors and any other advisors retained by the Committee.

Section 10.            Funding.

(A)           In addition to the funding permitted under Section 9(B), the Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors for payment of:

(i)           Compensation to any independent registered public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and

(ii)          Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Section 11.            Structure and Operations.

(A)           The Board shall designate one member of the Committee to act as its chairperson.  The Committee shall meet in person or telephonically at least on a quarterly basis at such times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.  The chairperson, with input from the other members of the Committee, shall set the agendas for Committee meetings; such agendas shall be distributed to the full Board.  Two members of the Committee shall constitute a quorum; when more than two members are present, the act of a majority of such members at a meeting at which a quorum exists shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

(B)           The Committee may request that any directors, officers or other employees of the Company, or any other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.  The Committee may exclude from its meetings any persons it deems appropriate in order for it to fulfill its responsibilities.

(C)           The Committee may form and delegate authority to subcommittees when appropriate.  In particular, the Committee may also delegate to one or more of its members the authority to pre-approve audit and/or non-audit services, provided that the decisions of any member(s) to whom pre-approval authority is delegated shall be presented to the Committee at the next Committee meeting.

(D)           The Committee shall maintain written minutes or other records of its meetings and shall give regular reports to the Board on these meetings, including the Committee’s actions, conclusions and recommendations, and such other matters as required by this Charter or as the Board may from time to time specify.

(E)           Except as expressly provided in this Charter, the Company’s by-laws or the Company’s business conduct policies, if any, or as required by law, regulation or the Listing Standards, the Committee shall set its own rules of procedure.

Section 12.            Compensation.

No member of the Committee may receive, directly or indirectly, any compensation from the Company other than (A) fees paid to directors for service on the Board (including customary perquisites and other benefits that all directors receive), (B) additional fees paid to directors for service on a committee of the Board (including the Committee) or as the chairperson of any committee and (C) a pension or other deferred compensation for prior service that is not contingent on future service on the Board.